UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
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[X]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to sec. 240.14a-11(c) or sec. 240.14a-12

AMERICAN INTERNATIONAL INDUSTRIES, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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AMERICAN INTERNATIONAL INDUSTRIES, INC.
601 Cien Street, Suite 235
Kemah, Texas 77565-3077
(281) 334-9479

May 5, 2007

Dear Shareholder:

The accompanying proxy is being solicited by the Board of Directors of American International Industries, Inc. (the "Company") to be voted at the Company's Annual Meeting of shareholders to be held at The Houston Club, 811 Rusk, Houston, Texas 77002 on June 21, 2007 at 10:00 a.m., local time (the "Meeting"), and any adjournments thereof. You are cordially invited to attend our Meeting and we hope you will be present to hear management's report to our shareholders.

The costs of preparing and mailing the enclosed proxy materials will be borne by the Company. The Company may use the services of its officers and employees (who will receive no compensation) to solicit proxies. The Company intends to request banks and brokerage firms holding shares of the Company's common stock to forward copies of the proxy materials to the beneficial owners for whom they hold the shares and to request authority for the execution of proxies. The Company will reimburse banks and brokers for their out-of-pocket expenses. The Company may also elect to retain the services of a solicitation firm to aid in the solicitation of proxies, in which event the Company will pay the fees and expenses of such firm.

A list of shareholders entitled to vote at the Meeting will be available for examination by shareholders for a proper purpose during normal business hours at the Company's offices in Kemah, TX for a period of at least ten days prior to the Meeting.

The attached notice of meeting and Proxy Statement describe the matters to be acted upon. If you plan to attend the meeting in person, please mark the designated box on the proxy card.  If you are a shareholder of record, you should bring the enclosed bottom half of the proxy card as your admission card and present the card upon entering the Meeting. If you are planning to attend the Meeting and your shares are held in street name (by a bank or brokerage firm, for example), you should ask the record owner for a legal proxy or bring your most recent bank or brokerage account statement to the Meeting so that we can verify your ownership of shares of American International Industries, Inc. common stock and the number of shares you are entitled to vote at the Meeting.

Whether or not you plan to attend personally, and regardless of the number of shares you own, it is important that your shares be represented at the Meeting. Accordingly, we urge you to complete the enclosed proxy and return it to our vote tabulators promptly in the postage prepaid envelope provided. If you do attend the Meeting and wish to vote in person, you may withdraw your proxy at that time. You may also elect to vote your shares by telephone or electronically via the Internet.

YOUR SHARES CANNOT BE VOTED UNLESS YOU SIGN AND RETURN THE ENCLOSED PROXY, VOTE YOUR SHARES BY TELEPHONE OR INTERNET, OR ATTEND THE ANNUAL MEETING IN PERSON.

I sincerely hope that you can find time to attend our Annual Meeting and I look forward to seeing you there.

AMERICAN INTERNATIONAL INDUSTRIES, INC. /s/ Daniel Dror Chief Executive Officer, President and Chairman

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS OF AMERICAN INTERNATIONAL INDUSTRIES, INC.

TO OUR SHAREHOLDERS:

The Annual Meeting of shareholders of American International Industries, Inc., a Nevada corporation, will be held at The Houston Club, 811 Rusk, Houston, Texas 77002, on June 21, 2007, at 10:00 a.m., local time (the "Meeting"), for the following purposes:

1. To elect five (5) directors to serve on our board until the next annual meeting of shareholders or until their successors are elected and qualified;

2. To ratify our selection of GLO CPAs, LLP as independent auditors for 2007; and

3. To transact such other business as may properly come before the Meeting or any adjournment or postponement thereof.

The Board of Directors has fixed May 18, 2007, as the record date for determining the shareholders entitled to notice of and to vote at the Meeting and, consequently, only shareholders whose names appear on our books as owning our common stock at the close of business on May 18, 2007, will be entitled to notice of, and to vote at, the Meeting and any adjournment or postponement thereof. ALL shareholders ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. It is important that your common shares be represented and voted at the Meeting. Whether or not you expect to attend the Meeting, please complete, date, sign and return the enclosed proxy as promptly as possible in order to ensure your representation at the Meeting. A postage prepaid envelope is enclosed for that purpose. Your proxy may be revoked at any time prior to the Meeting. If you decide to attend the Meeting and wish to change your proxy vote, you may do so by voting in person at the Meeting. shareholders attending the meeting whose shares are held in the name of a broker or other nominee should bring with them a legal proxy or most recent account statement from that firm confirming their ownership of shares.

Alternatively, in lieu of returning signed proxy cards, the Company’s shareholders of record can vote their shares by telephone or via the Internet. If you are a registered shareholder (that is, if you hold your stock in certificate form), you may vote by telephone or electronically through the Internet by following the instructions included with your proxy card. If your shares are held in “street name” such as in a stock brokerage account or by a bank or other nominee, please check your proxy card or contact your broker or nominee to determine whether you will be able to vote by telephone or electronically through the Internet. The deadline for voting by telephone or electronically through the Internet is 11:59 p.m., New York time, on the business day prior to the date of the Meeting.

By Order of the Board of Directors /s/ Daniel Dror Chief Executive Officer, President and Chairman
Kemah, TX May 4, 2007

AMERICAN INTERNATIONAL INDUSTRIES, INC.
601 Cien Street, Suite 235
Kemah, Texas 77565-3077

ANNUAL MEETING OF SHAREHOLDERS - TO BE HELD ON JUNE 21, 2007

PROXY STATEMENT

ABOUT THE ANNUAL MEETING

WHO IS SOLICITING MY VOTE?

The Board of Directors of American International Industries, Inc. is soliciting your vote at the 2007 Annual Meeting of our shareholders.

WHAT WILL I BE VOTING ON?

1. Election of five (5) persons to our Board of Directors	(See page 17)
2. Approval of GLO CPAs, LLP as our independent auditors for 2007	(See page 18)
3. Such other business as may properly come before the meeting or any adjournment or postponement thereof.	(See page 19)

HOW MANY VOTES DO I HAVE?

You will have one vote for every share of American International Industries, Inc. common stock owned by you on May 18, 2007, the Record Date.

HOW MANY VOTES CAN BE CAST BY ALL COMMON SHAREHOLDERS?

Only holders of record of the approximately 5,467,602 shares of our common stock outstanding at the close of business on the Record Date, May 18, 2007, will be entitled to notice of, and to vote at, the Meeting or any adjournment or postponement thereof. On each matter to be considered at the Meeting, each shareholder will be entitled to cast one vote for each share of our common stock held of record by such stockholder on May 18, 2007.

Pursuant to Nevada law, directors are elected by a plurality vote. The other matters submitted for shareholder approval at the Meeting will be decided by the affirmative vote of a majority of shares present in person or represented by proxy at the Meeting and entitled to vote on such matters. With regard to the election of directors, votes may be cast in favor of or withheld from each nominee; votes that are withheld will be excluded entirely from the vote and will have no effect. The election of directors is a matter on which a broker or other nominee is empowered to vote. Accordingly, broker non-votes and abstentions will not affect this proposal. Shareholders are not permitted to cumulate their shares for the purpose of electing directors or otherwise.

HOW MANY VOTES MUST BE PRESENT TO HOLD THE MEETING?

In order to constitute a quorum for the conduct of business at the Meeting, a majority of the outstanding shares of the common stock of American International Industries, Inc. entitled to vote at the Meeting must be present or represented by proxy at the Meeting. Shares that abstain from voting on any proposal, or that are represented by "broker non-votes" (i.e., shares held by a broker or nominee which are represented at the Meeting, but with respect to which such broker or nominee is not instructed to vote on a particular proposal) will be treated as shares that are present and entitled to vote at the Meeting for purposes of determining whether a quorum exists. Holders may vote in person or via paper ballot as explained on the enclosed proxy card. We urge you to vote by proxy even if you plan to attend the Meeting, so that we will know as soon as possible that enough votes will be present for us to hold the Meeting.

HOW DO I VOTE?

You can vote either in person at the Meeting or by proxy without attending the Meeting. You can also vote by telephone or electronically via the Internet as discussed below and on the proxy card.

To vote by proxy, you must fill out the enclosed proxy card, date and sign it, and return it in the enclosed postage-paid envelope.

If you want to vote in person at the Meeting, and you hold your American International Industries, Inc. shares of common stock through a bank or a securities brokerage firm (that is, in street name), you must obtain a proxy from your bank or broker and bring that proxy to the Meeting. If your shares are registered in the name of a bank or brokerage firm, you may be eligible to vote your shares electronically over the Internet or by telephone. A large number of banks and brokerage firms are participating in the ADP Investor Communication Services online program. This program provides eligible shareholders who receive a paper copy of the Annual Report and Proxy Statement the opportunity to vote via the Internet or by telephone. If your bank or brokerage firm is participating in ADP's program, your voting form will provide instructions. If your voting form does not reference Internet or telephone information, please complete and return the paper proxy in the self-addressed, postage-paid envelope provided.

Alternatively, in lieu of returning signed proxy cards, the Company’s shareholders of record can vote their shares by telephone or via the Internet. If you are a registered shareholder (that is, if you hold your stock in certificate form), you may vote by telephone or electronically through the Internet by following the instructions included with your proxy card. If your shares are held in “street name” such as in a stock brokerage account or by a bank or other nominee, please check your proxy card or contact your broker or nominee to determine whether you will be able to vote by telephone or electronically through the Internet. The deadline for voting by telephone or electronically through the Internet is 11:59 p.m., New York time, on the business day prior to the date of the Meeting.

CAN I CHANGE MY VOTE?

Yes. Just send in a new proxy card with a later date, or send a written notice of revocation to American International Industries' Secretary, attention Rebekah Laird-Ruthstrom, at the address on the cover of this Proxy Statement. If you attend the Meeting and want to vote in person, you can request that your previously submitted proxy not be used.

WHAT IF I DO NOT VOTE FOR SOME OF THE MATTERS LISTED ON MY PROXY CARD?

If you return a signed proxy card without indicating your vote, your shares will be voted "FOR" the nominees listed on the card and "FOR" GLO CPAs, LLP as independent auditors for 2007.

WHAT IF I VOTE "ABSTAIN"?

Except with respect to votes for directors, a vote to "abstain" on any matter will have the effect of a vote against.

CAN MY SHARES BE VOTED IF I DO NOT RETURN MY PROXY CARD AND DO NOT ATTEND THE ANNUAL MEETING?

If you do not vote your shares held in street name, your bank or broker can vote your shares on any of the matters scheduled to come before the Meeting.

If you do not vote your shares held in street name, and your bank or broker does not vote them, the votes will be broker non-votes, which will have no effect on the vote for any matter scheduled to be considered at the Meeting other than the proposed increase in authorized common stock where broker non-votes will have the effect of a vote against the proposal. If you do not vote your shares held in your name, your shares will not be voted.

COULD OTHER MATTERS BE DECIDED AT THE ANNUAL MEETING?

We do not know of any other matters that will be considered at the Meeting. If a shareholder proposal that was excluded from this Proxy Statement is brought before the Meeting, we will vote the proxies against the proposal. If any other matters arise at the Meeting, the proxies will be voted at the discretion of the proxy holders.

WHAT HAPPENS IF THE MEETING IS POSTPONED OR ADJOURNED?

Your proxy will still be valid and may be voted at the postponed or adjourned Meeting. You will still be able to change or revoke your proxy until it is voted.

SOLICITATION OF PROXIES

The accompanying proxy is solicited on behalf of the Board of Directors of American International Industries, Inc. (the "Company" or "We" or "Us" or "Our" as the context requires), for use at the Meeting of shareholders to be held at The Houston Club, 811 Rusk, Houston, Texas 77002 on  June 21, 2007 at 10:00 a.m., local time, and at any adjournment or postponement thereof.

This Proxy Statement is being mailed to our shareholders on or about May 30, 2007. The total cost of this solicitation will be borne by us. In addition to solicitation by mail, our officers and employees may solicit proxies by telephone, by facsimile or in person. We will also reimburse brokers, nominees, fiduciaries and other custodians for reasonable out-of-pocket expenses incurred by them in sending proxy soliciting material to the beneficial owners of our common stock.

INFORMATION REGARDING DIRECTORS AND OFFICERS

The following describes the age, positions, principal occupation and business experience during the past four years, and other directorships of our directors and officers. All nominees have consented to being named herein and have indicated their intention to serve as directors of the Company, if elected, until the annual meeting of shareholders to be held in 2007 and until his successor is duly elected and qualified.

Directors

Daniel Dror	66	Chief Executive Officer, President and Chairman
Daniel Dror has served as Chairman of the Board and Chief Executive Officer of the Company since September 1997. From 1994 to 1997, Mr. Dror served as Chairman of the Board and Chief Executive Officer of Microtel International, Inc., a public company in the telecommunication business. From 1982 until 1993, Mr. Dror served as Chairman of the Board and Chief Executive Officer of Kleer-Vu Industries, Inc., a public company.

Charles R. Zeller	65	Director
Charles R. Zeller was President of T.R.E. Enterprises, Inc., formerly a wholly-owned subsidiary of the Company. The Company sold its interest in T.R.E. in 2004 and since that date Mr. Zeller has been a non-employee Director of the Company. Mr. Zeller has over 35 years of experience as a real estate investor and developer, including shopping centers, office buildings, and apartment complexes and the financing of such projects. Mr. Zeller has served as Chairperson of the Company's Audit Committee from December 2004 to April 2007 and has been appointed as Chairperson of the Company's Compensation Committee and Nominating Committee.

Robert W. Derrick, Jr.	46	Director and President of Delta Seaboard Well Services, Inc.
Robert W. Derrick, Jr. was appointed to the Board of Directors on February 19, 2004. Mr. Derrick has served as President of the Company's subsidiary, Delta Seaboard Well Services, Inc., since September 2002 and was Delta's Vice President from December 1989 until September 2002. Delta has been in the oil and gas business for more than 35 years, engaged in the sale of oil field pipe, tubular, well-completion work and provides work-over services for existing oil and gas wells.

Thomas J. Craft, Jr.	42	Director
Thomas J. Craft, Jr., a Florida attorney, specializes in federal securities laws and mergers and acquisitions. He practices securities law in Florida . Mr. Craft has vast experience in federal securities matters as well as the public markets generally. Mr. Craft has served on the board of directors of several public companies prior to joining the Company's board of directors on November 22, 2002. Mr. Craft has served as a member of our Audit Committee since 2002 and in April 2007 Mr. Craft was appointed as a member of our Compensation Committee and Nominating Committee. Mr. Craft has served as an officer and a director of Peregrine Industries, Inc., a public reporting company, since March 2004.

John W. Stump, III	62	Director
John W. Stump, III, elected by the Board to become a Director on April 20, 2007, previously served as a Director of the Company and Chairman of the Audit Committee from February 2004 through December 2004. Mr. Stump also served as Chief Financial Officer of the Company from August 1998 through October 2003. Since October 2005, Mr. Stump has been the Controller of Lifechek, Inc., a large regional pharmacy chain. Mr. Stump is a Certified Public Accountant and has over twenty-five years of experience in financial and accounting management, SEC compliance and disclosure and services for public reporting companies. The Board of Directors has appointed Mr. Stump as Chairperson of the Audit Committee and has appointed him as a member of the Compensation Committee and Nominating Committee.

Officers

Gary D. Woerz	61	Chief Financial Officer
Gary D. Woerz, Chief Financial Officer of the Company since October 23, 2003, served as its Assistant Chief Financial Officer from April 2003 until October 23, 2003. Gary D. Woerz has served as CEO and CFO of the Company's subsidiary, International American Technologies, Inc., a reporting public company, since June 2002, and has served as a Director of this subsidiary since 2004.

Marc H. Fields	49	President of Northeastern Plastics, Inc.
Marc H. Fields, since 1994, has been President of Northeastern Plastics, Inc., a wholly-owned subsidiary of the Company. Prior to his position with NPI, Mr. Fields was general manager of special projects group at General Cable Corporation.

Ron Burliegh	54	Vice President of Delta Seaboard Well Services, Inc.
Ron Burleigh has been a Vice President of the Company's subsidiary, Delta Seaboard Well Services, Inc. since 1999. Delta has been in the oil and gas business for more than 35 years, engaged in the sale of oil field pipe, tubular, well-completion work and provides work-over services for existing oil and gas wells.

Carl Hammonds	62	President of Hammonds Technical Services, Inc.
Carl Hammonds founded Hammonds Technical Services, Inc. in 1982 and he has served as President and Chief Operating Officer of Hammonds Technical Services, Inc., Hammonds Fuel Additives, Inc., and Hammonds Water Treatment Systems, Inc. since April 2005. From April 2005 until August 2006, Hammonds was a majority-owned subsidiary of International American Technologies, Inc., which is an 40.67% owned subsidiary of the Company. Effective August 2006, the Hammonds companies became a wholly-owned subsidiary of International American Technologies, Inc.

CORPORATE GOVERNANCE

Guidelines on Significant Corporate Governance Issues

In April 2007, the Board approved updated "Board Guidelines on Significant Corporate Governance Issues." The Guidelines are listed below. These guidelines are being published in this Proxy Statement to inform shareholders of the Board's current thinking with respect to selected corporate governance issues considered to be of significance to shareholders. The guidelines are only guidelines, not rigid rules. Nor is it intended that publication of these guidelines be interpreted as a representation that they will be strictly followed in each instance. The Board will continue to assess the appropriateness and efficacy of the guidelines and it is likely that changes or exceptions to the guidelines will be considered from time to time.

            1.             Selection of Chairman of the Board and Chief Executive Officer. The Board should be free to make this choice any way that seems best for the Company at a given point in time. In the future, the Board may determine to separate the functions of Chairman and Chief Executive Officer, by the amendment of the Company's By-laws. However, at this time, the Board believes that there is no reason to take action separating the Chairman of the Board capacity from the Chief Executive Officer capacity.

            2.              Executive Sessions of Outside Directors. The outside directors of the Board will meet in executive session at a regularly scheduled meeting at least once each year (other than the executive session to review Chief Executive Officer performance). The format of these meetings will include a discussion with the Chief Executive Officer on each occasion. These meetings should be scheduled in conjunction with a regular Board meeting. It is the policy of the Board that a director be selected by the outside directors to chair these executive sessions or assume other responsibilities which the outside directors as a whole might designate from time to time. Periodic executive sessions may be held telephonically from time to time during the year.

            3.              Number of Committees. The current committee structure of the Company, which includes an Audit Committee, Nominating Committee and a Compensation Committee, seems appropriate. There will, from time to time, be occasions in which the Board may want to form a new committee or disband a current committee depending upon the circumstances. Each of the committees shall be composed of at least three and not more than five members, including a chairperson, all of whom shall be "independent directors" as such term is defined in the rules and regulations of the NASDAQ Stock Market, Inc.

            4.              Assignment and Rotation of Committee Members. The Board is responsible, after consultation with the Chief Executive Officer and after consideration of the desires of individual Board members, for the assignment of Board members to various committees that may be formed from time to time, subject to the provisions of Section 3 above.

            5.              Frequency and Length of Committee Meetings. Each Committee chairperson, in consultation with Committee members, will determine the frequency and length of the meetings of the Committee. Meetings will normally be held around Board meetings.

            6.              Committee Agenda. The Chairperson of a Committee, in consultation with the appropriate members of management and staff, will develop a Committee's agenda.

            7.              Selection of Agenda Items for Board Meetings. The Chairman of the Board (and the Chief Executive Officer if the Chairman is not the Chief Executive Officer) will establish the agenda for each Board meeting. At the beginning of the year the Chairman will establish a schedule of agenda subjects to be discussed during the next year. Each Board member is free to suggest the inclusion of item(s) on the agenda. The Chief Executive Officer will be proactive in encouraging Board members to submit agenda items.

             8.              Board Materials Distributed in Advance. It is the sense of the Board that information and data that is important to the Board's understanding of the business to be conducted at that meeting be distributed in writing to the Board before the Board meets. Management will make every attempt to see that this material is as brief as possible while still providing the desired information.

            9.              Presentations. As a general rule, presentations on specific subjects should be sent to the Board members in advance so that Board meeting time may be conserved and discussion time focused on questions that the Board has about the subject. When there is no prior distribution of a presentation on a sensitive subject, it is the sense of the Board that each member be advised by telephone in advance of the meeting of the subject and the principal issues the Board will need to consider.

            10.             Regular Attendance of Non-Directors at Board Meetings. The Board supports the regular attendance at each Board Meeting of non-Board members including employees and others who provide significant service to the Company but are not necessarily part of management. Should the Chief Executive Officer want to add additional people as attendees on a regular basis, it is expected that this suggestion would be made to the Board for its concurrence.

            11.             Board Access to Management. Board members have complete access to management. It is assumed that Board members will use judgment to be sure that this contact is not distracting to the business operations of the Company and that such contact, if in writing, be copied to the Chairman and the Chief Executive Officer. Furthermore, the Board encourages the management to, from time to time, bring other managers and key persons into Board meetings who can provide additional insight into the items being discussed because of personal involvement in these areas.

            12.             Board Compensation Review. It is appropriate for the Chief Financial Officer of the Company once every other year to report to the the Board the status of compensation in relation to other U.S. public companies. Changes in Board and management compensation, if any, should come at the suggestion of the Compensation Committee  with full discussion and approval by the Board.

            13.             Size of the Board. The Board presently has 4 members. It is the sense of the Board that a size of from 4 up to 5 is appropriate at this time and at the Annual Meeting of shareholders to be held in June 2007 it is the intention that 5 persons be elected to the Board. However, the Board would be willing to go to a somewhat larger size in order to accommodate the availability of an outstanding candidate(s) and depending upon any acquisitions.

            14.             Mix of Inside and Outside Directors. The Board believes that as a matter of policy at least half and a majority of non-employee directors should comprise the Board. At present, more than half of the Board members are non-employees and shall be "independent directors". The Board will continue to consider qualified non-employee candidates to add to the Board in the future.

            15.             Board Membership Criteria. The newly established Nominating Committee shall be responsible for reviewing on an annual basis the appropriate skills and characteristics required of Board members in the context of the current make-up of the Board. This assessment should include issues of diversity, age, skills such as understanding of management, organization, the Company's segments of operation, Corporate Governance requirements and background, among others - all in the context of an assessment of the perceived needs of the Board at that point in time.

            16.             Selection of New Director Candidates. The Nominating Committee shall be responsible, together with the Board, on an annual basis, for ensuring an appropriate structure for management succession and development, and an effective process for director selection and tenure. The Board shall share the screening process with the Nominating Committee with the direct input from the Chairman of the Board and Chief Executive Officer and the other members of the Board. There should be a full discussion at a Board meeting before the decision to invite qualified persons to join the Board is made.

            17.             Extending the Invitation to a New Potential Director to Join the Board. The invitation to join the Board should generally be extended by the Chairman acting  together with the Nominating Committee on behalf of the Board after full Board approval. The new director will receive an orientation about the Company and its Corporate Governance philosophy.

            18.             Term Limits. The Board does not believe it should establish term limits. While term limits could help ensure that there are fresh ideas and viewpoints available to the Board, they hold the disadvantage of losing the contribution of directors who have been able to develop, over a period of time, increasing insight into the Company and its operations and, therefore, provide an increasing contribution to the Board as a whole. As an alternative to term limits, the Nominating Committee, in consultation with the Chief Executive Officer and Chairman of the Board, will review each director's continuation on the Board every year. This will also allow each director the opportunity to conveniently confirm his/her desire to continue as a member of the Board.

            19.             Formal Evaluation of the Chief Executive Officer. The Board or the Nominating Committee should make this evaluation annually, and it should be communicated to the Chief Executive Officer. The evaluation should be based on objective criteria including performance of the business, accomplishment of long-term strategic objectives, development of management, etc. The evaluation will be used by any Compensation Committee or by the Board in the course of its deliberations when considering the compensation of the Chief Executive Officer.

            20.             Succession Planning. There should be an annual report by the Chief Executive Officer to the Board on succession planning. There should also be available, on a continuing basis, the Chief Executive Officer's recommendation as to a successor should he/she be unexpectedly disabled.

            21.             Management Development. There will be an annual report to the Board by the Chief Executive Officer on the Company's program for management development. This report should be given to the Board at the same time as the succession planning report noted above or at such other Board meeting that may be held pursuant to the Company's By-laws.

Meetings and Committees

Board and Audit Committee Meetings
During 2006, our Board of Directors held 32 meetings, including actions by consent in accordance with our By-laws. The Audit Committee of the Board of Directors also met 3 times prior to filing the Company's 2006 Annual Report on Form 10-KSB. The Audit Committee will meet from time to time to address issues within its jurisdictions. Average attendance by directors at regular and special Board and committee meetings was approximately 100% and all directors attended 100% of the meetings of the Board and the Audit Committee on which they served during 2006. It should also be noted that directors discharge their responsibilities throughout the year not only at meetings, but through personal meetings and other communications, including considerable telephone contact with the Chairman and Chief Financial Officer regarding matters of interest and concern to us.

Members of the Audit Committee: Charles R. Zeller (Chairperson until April 20, 2007) and Thomas J. Craft, Jr. serve as members of our Audit Committee and on April 20, 2007, John W. Stump, III was appointed as a Director of the Company as well as Chairperson of the Audit Committee. The Audit Committee was established in November 2002. The Audit Committee is composed of "independent directors," as defined in the rules and regulations of the NASDAQ Stock Market.  Our Board of Directors determined in April 2007 that it was in our best interests and in the best interests of our shareholders to have Mr. Stump to become Chairperson of the Audit Committee because of his more than 25 years of experience as a certified public accountant in accounting and financial management, internal controls, SEC compliance, corporation finance and related financial and corporate experience, which the  Board of Directors deemed to be exceptional qualifications. See Nominees for Election of Directors. The entire Board of Directors performed the Audit Committee functions prior to the establishment of the Audit Committee in November 2002 and handled any related matters in its special and regular meetings prior to the organization of the Audit Committee.

Audit Committee Report
The Audit Committee assists Board oversight of the integrity of the financial statements of the Company and is comprised of "independent directors". The Audit Committee oversees the appointment of independent auditors, external/internal audit plan, external/internal audit reports and management letter, interface between management and the independent auditors, systems of internal control, annual and quarterly financial statements, compliance with the Company's conflict of interest policies, compliance with its insider trading policy, and review at least annually: (i) adequacy of records and system of internal accounting controls, important changes in accounting procedures, litigation that could affect results materially, and significant violations of policy. The Audit Committee also meets with the Company's independent auditors and our officers to review the scope of the audit to be performed, approve the fee to be paid for the audit, and review the results of the audit of the financial statements to be included in our Annual Report on Form 10-KSB. The Audit Committee Charter was first filed with the Securities and Exchange Commission in connection with the Company's annual meeting of shareholders held on June 19, 2003. The Audit Committee Charter was ratified and re-affirmed in April 2007 and is attached as Appendix A to this Proxy Statement.

Management has the primary responsibility for the financial statements and the reporting process, including the Company’s systems of internal controls. In fulfilling its oversight responsibilities, the Committee reviewed the audited financial statements in the Annual Report on Form 10-KSB for the year ended December 31, 2006 with management, including a discussion of the quality and the acceptability of the Company’s financial reporting and controls.

The Committee reviewed with the independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgments as to the quality and the acceptability of the Company’s financial reporting and such other matters as are required to be discussed with the Committee under Statement on Auditing Standards No. 61. In addition, the Committee has discussed with the independent auditors the auditors’ independence from management and the Company, including the matters in the auditors’ written disclosures required by Independence Standards Board Standard No. 1.

The Committee also discussed with the Company’s independent auditors the overall scope and plans for their respective audits. The Committee meets periodically with the independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the Company’s internal controls, and the overall quality of the Company’s financial reporting.

In reliance on the reviews and discussions referred to above, the Committee, comprised of Charles R. Zeller and Thomas J. Craft, Jr.,  recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-KSB for the year ended December 31, 2006 for filing with the Securities and Exchange Commission.

AUDIT COMMITTEE
Charles R. Zeller, Chairperson
Thomas J. Craft, Jr.

Nominating and Governance Committee
In April 2007, the Board of Directors of the Company established a Nominating and Governance Committee, to be composed of at least three, but not more than five, persons, all of whom shall be "independent directors," as defined in the rules and regulations of the NASDAQ Stock Market. the Nominating Committee Charter is attached as Appendix B to this Proxy Statement. The newly established Nominating Committee's members are: Charles R. Zeller, Chairperson,  John W. Stump, III and Thomas J. Craft, Jr.

The Nominating and Governance Committee is responsible for: (a) assisting the Board in determining the desired experience, mix of skills and other qualities to assure appropriate Board composition, taking into account the current Board members and the specific needs of the Company and the Board; (b) identifying highly qualified individuals meeting those criteria to serve on the Board; (c) proposing to the Board a slate of nominees for election by the shareholders at the Annual Meeting of Shareholders and prospective director candidates in the event of the resignation, death, removal or retirement of directors or a change in Board composition requirements; (d) reviewing candidates nominated by shareholders for election to the Board; (e) developing plans regarding the size and composition of the Board and its committees; (f) reviewing management succession plans; (g) developing and recommending to the Board a set of corporate governance principles applicable to the Company and reviewing established corporate governance guidelines of the Board at least annually and monitoring and making recommendations to the Board with respect to the corporate governance principles applicable to the Company; and (h) such other functions as the Board may from time to time assign to the Nominating and Governance Committee. In performing its duties, the Nominating and Governance Committee shall seek to maintain an effective working relationship with the Board and the Company’s management.

The Nominating and Governance Committee shall meet as necessary, but at least once each year, to enable it to fulfill its responsibilities. Meetings will be held at the call of the Chairperson, Mr. Zeller, typically in conjunction with regular meetings of the Company's Board, by conference call or by any means permitted by law or the Company's By-laws.

Compensation Committee
In April 2007, the Board of Directors of the Company established a Compensation Committee, to be composed of at least three, but not more than five, persons, all of whom shall be "independent directors," as defined in the rules and regulations of the NASDAQ Stock Market. The Compensation Committee Charter is attached as Appendix C to this Proxy Statement. The newly established Compensation Committee's members are: Charles R. Zeller, Chairperson,  John W. Stump, III and Thomas J. Craft, Jr.

The Compensation Committee has been established to: (a) review and approve the Company’s stated compensation philosophy, strategy and structure and assist the Board in ensuring that a proper system of long-term and short-term compensation is in place to provide performance-oriented incentives to management, and that compensation plans are appropriate and competitive and properly reflect the objectives and performance of management and the Company; (b) discharge the Board’s responsibilities relating to compensation of the executive officers of the Company and its subsidiaries; (c) evaluate the Company’s Chief Executive Officer and set his or her remuneration package; (d) evaluate the other executive officers of the Company and its subsidiaries and set their remuneration packages; (e) prepare an annual report on executive compensation for inclusion in the Company’s  Proxy Statement; (f) make recommendations to the Board with respect to incentive-compensation plans and equity-based plans; and (g) perform such other functions as the Board may from time to time assign to the Compensation Committee. In performing its duties, the Compensation Committee shall seek to maintain an effective working relationship with the Board and the Company’s management.

The Compensation Committee shall meet as necessary, but at least once each year, to enable it to fulfill its responsibilities. Meetings will be held at the call of the Chairperson, Mr. Zeller, typically in conjunction with regular meetings of the Company's Board, by conference call or by any means permitted by law or the Company's By-laws.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The Company encourages stock ownership by its directors, officers and employees to align their interests with the interests of shareholders. We believe this policy has played a significant role in the progress of the Company and will, ultimately, lead to beneficial future returns for our shareholders. We foster stock ownership through various measures, such as stock option grants and restricted stock awards, from time to time.

By Directors and Executive Officers
The following table sets forth information as of March 31, 2007, regarding the beneficial ownership of our common stock by all directors, nominees, and executive officers named in the Summary Compensation Table and all of the directors and executive officers as a group.

Beneficial Owner	Shares of Common Stock Beneficially Owned	Rights to Acquire Beneficial Ownership	Percent(1)

Directors:
Daniel Dror, Chairman, CEO and President	226,600(2)	144,000	6.60%
Charles R. Zeller, Director	2,000(3)	-	0.04%
Robert W. Derrick, Jr., President of Delta and a Director	5,440	-	0.10%
Thomas J. Craft, Jr., Director	2,000	-	0.04%
John W. Stump, III, Director	500		0.01%
Gary D. Woerz, Chief Financial Officer	5,595	-	0.10%
All current directors and executive officers as a group (6)	242,135	-	4.43%
(1) Based upon 5,467,602 shares of Common Stock outstanding at March 31, 2007, except with respect to Mr. Dror’s percentage which is based upon 5,611,602 shares outstanding which includes 144,000 shares underlying currently exercisable warrants.
(2) Mr. Dror's 226,600 shares beneficially owned include 50,000 shares owned by the David Alexander Dror Trust of 2004, of which Daniel Dror is co-trustee.
(3) The shares are in the name of the Jonathan and Joseph Zeller Trust.

Name and Address of Beneficial Owners	Shares Beneficially Owned	Percent(1)

International Diversified Corporation, Ltd.
P. O Box SS-19084,
Nassau, Bahamas	1,515,457(2)	27.72%
(1) Based upon 5,467,602 shares outstanding at March 31, 2007
(2) International Diversified Corporation, Ltd., a corporation owned by Elkana Faiwuszewicz, Daniel Dror's brother, owns 1,452,934 shares and Mr. Faiwuszewicz owns directly 62,523 shares. Mr. Dror is not an officer, director or shareholder of International Diversified Corporation, Ltd., and he disclaims any beneficial interest in the shares owned by Mr. Faiwuszewicz or International Diversified Corporation, Ltd.

Section 16(a) Beneficial Ownership Reporting Compliance
Section 16(a) of the Exchange Act requires the Company's executive officers, directors and persons who own more than ten percent of a registered class of the Company's equity securities to file reports of ownership and changes in ownership with the SEC. Executive officers, directors and greater than ten-percent shareholders are required by SEC regulation to furnish us with copies of all Section 16(a) forms they file. Based solely on its review of the copies of such forms furnished to us and the written representations from certain of the reporting persons that no other reports were required, we believe that during the fiscal year ended December 31, 2005, not all executive officers, directors and greater than ten-percent beneficial owners have complied with the reporting requirements of Section 16(a).

EXECUTIVE COMPENSATION

The following tables contain compensation data for the Chief Executive Officer and other named executive officers of the Company for the fiscal years ended December 31, 2006, 2005 and 2004:

Summary Compensation Table
					Long Term
		Annual Compensation			Compensation Awards

				Other		Securities
				Annual	Stock	Underlying	Total
		Salary	Bonus	Compensation	Award(s)	Options	Compensation
Name and Principal Position	Year	($)	($)	($)	($) (1)	($)	($)

Daniel Dror, CEO	2006	306,173	220,000	5,750(2)	607,380	-	1,139,303
	2005	116,000	-	5,750(2)	-	-	121,750
	2004	109,000	24,700	5,750(2)	45,100	-	184,550
Gary D. Woerz, CFO	2006	-	-	-	138,288	-	138,288
	2005	-	-	-	83,060	-	83,060
	2004	-	-	-	31,750	-	31,750
Marc H. Fields, President of NPI	2006	158,932	-	-	-	-	158,932
	2005	124,332	25,000	-	-	-	149,332
	2004	124,332	25,000	-	-	-	149,332
Robert W. Derrick, Jr., President of Delta	2006	250,313	91,455	2,750(3)	12,380	-	356,898
	2005	150,000	-	-	-	-	150,000
	2004	115,000	250,000				365,000
Ron Burleigh, Vice President of Delta	2006	220,324	78,036	35,430(4)	-	-	333,790
	2005	150,000	-	-	-	-	150,000
	2004	115,000	250,000				365,000
Carl Hammonds	2006	94,712	-	-	-	-	94,712
	2005	90,000	-	-	-	-	90,000

(1) See "Stock-Based Compensation" in note 1 to the financial statements for valuation assumptions.
(2) Represents total payments for an automobile owned by the Company utilized by Mr. Dror.
(3) Represents payments for 401-K matching for Mr. Derrick.
(4) Represents payments for personal insurance premiums for Mr. Burleigh.

On October 1, 2004, Mr. Dror entered into a five-year employment agreement with the Company, which provided for compensation of $10,000 per month, and annual bonuses to be determined by the Board of Directors and the grant of 100,000 warrants per year at an exercise price of $6.55 per share. In March 2007, the employment agreement was extended to March 31, 2012 and the warrants were amended to provide for the grant of 144,000 warrants per year, which reflects the 20% stock dividend the Company paid in 2005 and 2006, at an increased exercise price of $7.00, based upon the average closing price of the Company’s shares during September 2004. The warrants have an expiration date two years following each annual grant. In the event of a change in control of the Company, resulting in Mr. Dror ceasing to serve as the Company’s Chief Executive Officer, President and Chairman, Mr. Dror shall be entitled to receive and the Company shall pay to Mr. Dror within ninety (90) days of the change in control a sum equal to five (5) years of the base salary then payable to him under the employment agreement, and issue to Mr. Dror the shares underlying the warrants, based upon an adjusted exercise price equal to par value of the shares at the date of the change in control.

In September 1994, Mr. Fields entered into an employment agreement with NPI to serve as President and Chief Operating Officer of NPI on an at-will basis, which provided for an annual salary of $110,000, which was raised to $124,000 in 1998, and to $158,000 in 2006. The employment agreement provides for a bonus of 10% of the amount equal to NPI’s operating income, less rent and interest expense, which exceeds $500,000. The employment agreement grants Mr. Fields an option to purchase NPI common stock equal to 5% of NPI’s equity at an exercise price of 5% of the total shareholder’s equity, if NPI conducts an initial public offering of its common stock during Mr. Field’s employment. The employment agreement provides for a disability insurance policy as well as a life insurance policy in the name of Mr. Fields’ spouse in the amount of approximately three times Mr. Fields salary. The employment agreement provides that upon termination NPI has the option to have Mr. Fields sign a one-year non-compete agreement in exchange for one year’s base salary.

In September 2004 Messrs. Derrick and Burleigh entered into ten-year employment agreements with Delta to serve as Delta's president and vice president, respectively. The employment agreements provided for an annual base salary of $115,000 each, which was increased to $150,000 in 2005. In 2006, Messrs. Derrick and Burleigh received additional compensation of $100,000 each due to Delta’s substantial growth.

In April 2005, Mr. Carl Hammonds entered into an employment agreement with Hammonds Technical Services to serve as Hammonds President. The employment agreement provides for an annual base salary of $90,000. On August, 2006, IMTG's Board of Directors appointed Carl L. Hammonds to the Board of Directors. The newly constituted Board of Directors appointed Mr. Hammonds to serve as IMTG’s President.

Director Compensation

The directors serve without cash compensation, but may be granted stock as bonus compensation from time to time. The table below summarizes the compensation paid by the Company to non-employee Directors for the fiscal year ended December 31, 2006.

Director Summary Compensation Table
(a)	(b)	(c)	(d)	(e)	(f)	(g)
Name (1)	Fees Earned or Paid in Cash ($)	Stock Awards ($)(2)	Option Awards ($)	Change in Pension Value and Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Charles Zeller	-	12,380	-	0	-	12,380
Thomas J. Craft, Jr.	-	18,930	-	0	-	18,930

(1) Daniel Dror, the Company’s Executive Chairman and Chairman of the Board, and Robert W. Derrick, Jr., the President of Delta, are not included in this table. The compensation received by Messrs. Dror and Derrick, Jr., as employees of the Company, are shown in the Executive Summary Compensation Table on page 15 above.
(2) See "Stock-Based Compensation" in note 1 to the financial statements for valuation assumptions.

TRANSACTIONS WITH RELATED PERSONS

The Company obtains approval from its entire Board of Directors prior to entering into any transactions with a related party or affiliate of the Company, including disclosure to the Board of Directors of such relationship prior to any action or vote of the Board of Directors. Prior to entering into any financing arrangement with any affiliated parties, disclosure is made to the Board of Directors regarding the terms and conditions of such related party transactions.

During 2006, the Company issued 45,950 shares of common stock to officers and board members for services representing $306,583 of cost to the Company and 102,200 shares of common stock to officers in 2007 for 2006 services representing $500,780 of cost to the Company.

ANNUAL REPORT

The Annual Report to shareholders for the fiscal year ended December 31, 2006, accompanies the proxy material being mailed to all shareholders. The financial information reflected therein for the year ended December 31, 2006 and the related notes thereto, as well as Management's Discussion and Analysis and Results of Operations, are incorporated in their entirety into this Proxy Statement by this reference. We will provide, without charge, a copy of our most recent Annual Report on Form 10-KSB upon the receipt of a written request by any shareholder.

SHAREHOLDER PROPOSALS  FOR 2008 ANNUAL MEETING

Management plans to hold its annual shareholders meeting for the year ended December 31, 2007 during June 2008. Shareholders who, in accordance with SEC Rule 14a-8, wish to present proposals for inclusion in our Proxy Statement and form of proxy for our next Annual Meeting must submit their proposals so that they are received by us at our principal executive offices, addressed to our Corporate Secretary, no later than January 13, 2008. If the date of the next annual meeting is subsequently advanced by more than 30 calendar days or delayed by more than 90 calendar days from the date of the next annual meeting to which the Proxy Statement relates, we shall, in timely manner inform shareholders of such change, and the date by which proposals of shareholders must be received by any means reasonably calculated to inform them prior to the dissemination of proxy materials for that annual meeting.

Confidentiality

It is our policy that all proxies, ballots and voting materials that identify the particular vote of a shareholder be kept confidential and not disclosed, except in the following circumstances:

  to allow the independent election inspectors to certify the results of the vote;
  as necessary to meet applicable legal requirements, including the pursuit or defense of a judicial action;
  where we conclude in good faith that a bona fide dispute exists as to the authenticity of one or more proxies, ballots, or votes, or as to the accuracy of the tabulation of such proxies, ballots, or votes;
  where a shareholder expressly requests disclosure or has made a written comment on a proxy card;  and where contacting shareholders by us is necessary to obtain a quorum, the names of shareholders who have or have not voted (but not how they voted) may be disclosed to us by the independent election inspectors.

OTHER MATTERS

We know of no other matters to be submitted to the shareholders at the Annual Meeting. If any other matters properly come before the Annual Meeting, it is the intention of the persons named in the enclosed Proxy to vote the shares they represent as our Board of Directors may recommend, or, in the absence of a recommendation, as such persons deem advisable. Discretionary authority with respect to such matters is granted by execution of the enclosed Proxy.

PROPOSAL 1

ELECTION OF DIRECTORS

Each director holds office until the annual meeting of shareholders of the Corporation next succeeding his election or until his or her successor is duly elected and qualified. Our Board of Directors, by the vote of a majority of the entire Board, may fix the number of directors. Vacancies and newly created directorships resulting from any increase in the authorized number of directors may be filled by the vote of a majority of the directors then in office, although less than a quorum. When one or more directors resign from our Board, effective at a future date, a majority of the directors then in office, including those who have so resigned, have power to fill such vacancy or vacancies, the vote thereon to take effect when such resignation or resignations become effective, and each director so chosen shall hold office until the next election of directors and until their successors are elected and qualified.

Currently, our Board of Directors consists of 5 directors. Although it is anticipated that each nominee will be able to serve as a director, should any nominee become unavailable to serve, the proxies will be voted for such other person or persons as may be designated by our Board of Directors, unless the Board reduces the number of directors accordingly. As of the date of this Proxy Statement, the Board is not aware of any nominee who is unable or will decline to serve as a director.

The following describes the age, position with the Company, principal occupation and business experience during the past five years, and other directorships of each nominee, except incumbent nominees, which information is included under the section entitled "Information Regarding Directors and Officers" above.

Nominees for Election as Directors

Incumbent Nominees

DANIEL DROR, 66, has been Chairman of the Board, CEO and President since September 1997.

CHARLES R. ZELLER, 65, has been a director since December 2000 and was President of T.R.E Enterprises, Inc., formerly a wholly-owned subsidiary from 1999 to 2004 when T.R.E. was sold.

ROBERT W. DERRICK, JR., 46, has been a director since March 2002 and is President of Delta Seaboard Well Services, Inc., a majority-owned subsidiary.

THOMAS J. CRAFT, JR., 42, has been a director since November 2002.

JOHN W. STUMP, III, 62, was elected by the Board as a director on April 20, 2007.

Vote Required and Board of Directors Recommendation

Directors will be elected by an affirmative vote of a plurality of the shares of voting stock present and entitled to vote, in person or by proxy, at the Annual Meeting. Abstentions or broker non-votes as to the election of directors will not affect election of the candidates receiving the plurality of votes.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL 1,
THE ELECTION OF ALL FIVE (5) NOMINEES NAMED ABOVE.

PROPOSAL 2

APPROVAL OF GLO CPAs, LLP AS INDEPENDENT AUDITORS FOR 2007

Our Board of Directors has selected GLO CPAs, LLP as the independent auditors for 2007. Arrangements have been made for a representative of GLO CPAs, LLP to attend the Meeting. The representative will have an opportunity to make a statement if he or she desires to do so, and will be available to respond to appropriate stockholder questions. The selection of GLO CPAs, LLP as our independent auditors must be ratified by a majority of the votes cast at the Meeting. GLO CPAs, LLP is a member of the Securities and Exchange Division of the American Institute of Certified Public Accountants ("AICPA") duly authorized to perform audits of SEC registrants. The firm is current with its peer review system and has maintained an unqualified quality control status since the inception of the peer review system established by the AICPA.

Audit Fees

The following table sets forth the following: under "Audit Fees" the aggregate fees billed for  the past year for professional services rendered by the principal accountant for the audit of the Company's financial statements and review of financial statements included in the Company's quarterly reports; under "Audit-Related Fees" the aggregate fees billed in each of the last year for assistance and related services by the principal accountant that are reasonably related to the performance of the audit or review of the Company's financial statements; under "Tax Fees" the aggregate fees billed in the last year for professional services rendered by the principal accountant for tax compliance, advice and planning; and under "All Other Fees" the aggregate fees billed in the last year for products and services provided by the principal accountant.

December 31, 2006
Audit Fees	$59,140
Audit-Related Fees	8,812
Tax fees	813
All other fees	8,128

THE BOARD RECOMMENDS THAT YOU VOTE "FOR" PROPOSAL 2 TO RATIFY AND
APPROVE GLO CPAs, LLP AS THE COMPANY'S INDEPENDENT AUDITORS FOR 2007.

OTHER BUSINESS

As of the date of this Proxy Statement, management knows of no other matters to be brought before the shareholders at the Annual Meeting. Should any other matters properly come before the meeting, action may be taken thereon pursuant to the proxies in the form enclosed, which confer discretionary authority on the persons named therein or their substitutes with respect to such matters.

By Order of the Board of Directors /s/ Rebekah Laird-Ruthstrom Rebekah Laird-Ruthstrom Corporate Secretary
Kemah, TX May 4, 2007

APPENDIX A

CHARTER FOR THE AUDIT COMMITTEE
OF THE BOARD OF DIRECTORS

This Charter identifies the role, composition, communication/reporting, education, authority, responsibilities and checklist/meeting requirements of the Audit Committee of the Board of Directors (the “Board”) of American International Industries, Inc., a Nevada corporation (the “Company”).

Role
The Audit Committee of the Board of Directors assists the Board of Directors in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing, and reporting practices of the Company, and such other duties as directed by the Board. The Committee’s role includes a particular focus on the qualitative aspects of financial reporting to shareholders, and on the Company’s processes to manage business and financial risk, and for compliance with significant applicable legal, ethical, and regulatory requirements. The Committee is directly responsible for the appointment, compensation, and oversight of the public accounting firm engaged to prepare or issue an audit report on the financial statements of the Company.

Composition
The Committee shall be composed of at least three, but not more than five, members (including a Chairperson), all of whom shall be “independent directors,” as such term is defined in the rules and regulations of the NASDAQ Stock Market, Inc. (“NASDAQ”).The membership of the Committee shall consist of directors who are generally knowledgeable in financial and auditing matters, including at least one member with accounting or related financial management expertise. The members of the Committee and the Chairperson shall be selected annually by the Board and serve at the pleasure of the Board. A Committee member (including the Chairperson) may be removed at any time, with or without cause, by the Board. The Board may designate one or more independent directors as alternate members of the Committee, who may replace any absent or disqualified member or members at any meetings of the Committee. No person may be made a member of the Committee if his or her service on the Committee would violate any restriction on service imposed by any rule or regulation of the United States Securities and Exchange Commission or NASDAQ. The Committee shall have authority to delegate responsibilities listed herein to subcommittees of the Committee if the Committee determines such delegation would be in the best interest of the Company.

Communications/Reporting
The independent public accounting firm shall report directly to the Committee. The Committee is expected to maintain free and open communication with the public accounting firm, the Company’s Chief Financial Officer and the Company’s management. This communication shall include private executive sessions, at least annually. The Committee chairperson shall report on Audit Committee activities to the full Board.

Education
The Company is responsible for providing the Committee with educational resources related to accounting principles and procedures, current accounting topics pertinent to the Company and other material as may be requested by the Committee. The Company shall assist the Committee in maintaining appropriate financial literacy.

Authority
In discharging its oversight role, the Committee is empowered to investigate any matter brought to its attention, with full power to retain outside counsel or other experts for this purpose.

Responsibilities
The Committee’s specific responsibilities in carrying out its oversight role are delineated in the Audit Committee Responsibilities Checklist. The responsibilities checklist will be updated annually to reflect changes in regulatory requirements, authoritative guidance, and evolving oversight practices. As the compendium of Committee responsibilities, the most recently updated responsibilities checklist will be considered to be an addendum to this charter.

The Committee relies on the expertise and knowledge of management, the Chief Financial Officer and the public accounting firm in carrying out its oversight responsibilities. Management of the Company is responsible for determining the Company’s financial statements are complete, accurate and in accordance with generally accepted accounting principles. The public accounting firm is responsible for auditing the Company’s financial statements. It is not the duty of the Committee to conduct audits, to determine that the financial statements are complete and accurate and are in accordance with generally accepted accounting principles, to conduct investigations, or to assure compliance with laws and regulations or the Company’s internal policies, procedures and controls.

Audit Committee Responsibilities Checklist When Performed Audit Committee Meetings
	Winter	Spring	Summer	Fall	As Needed
1. The Committee will perform such other functions as assigned by law, the Company's Charter or By-laws, or the Board of Directors.					X
2. The Committee shall have the power to conduct or authorize investigations into any matters within the Committee's scope of responsibilities. The Committee shall be empowered to retain independent counsel, accountants, or others to assist it in the conduct of any investigation.					X
3. The Committee shall meet at least three times annually and from time to time as circumstances require. The Committee may meet telephonically or in person. The Committee may ask members of management or others to attend or be available telephonically for Committee meetings and provide pertinent information as necessary.		X	X	X	X
4. The agenda for Committee meetings will be prepared in consultation between the Committee chair (with input from the Committee members), the Company’s management, Chief Financial Officer and the public accounting firm.					X
5. Provide an open avenue of communication between the Chief Financial Officer, the public accounting firm, management and the Board of Directors. Report Committee actions to the Board of Directors with such recommendations as the Committee may deem appropriate.					X
6. Review and update the Audit Committee Responsibilities Checklist annually.				X
7. Provide a report in the annual proxy that includes the Committee’s review and discussion of matters with management and the independent public accounting firm.			X
8. Include a copy of the Committee charter as an appendix to the proxy statement at least once every three years.					X
9. Appoint, approve the compensation of, and provide oversight of the public accounting firm.	X	X	X	X
10. Review and approve the appointment or change in the public accounting firm.					X
11. Confirm annually the independence of the public accounting firm, and quarterly review the firm’s non-audit services and related fees.			X
12. Verify the Committee consists of a minimum of three members who are financially literate, including at least one member who has financial sophistication.				X
13. Review the independence of each Committee member based on American Stock Exchange and other applicable rules and insider trading policy.				X
14. Inquire of management, the Chief Financial Officer, the public accounting firm about significant risks or exposures and assess the steps management has taken to minimize such risk to the Company.					X
15. Review with the public accounting firm and management the audit scope and plan, and coordination of audit efforts to assure completeness of coverage, reduction of redundant efforts and the effective use of audit resources.	X
16. Consider and review with the public accounting firm and the Chief Financial Officer.
a. The adequacy of the Company's internal controls including computerized information system controls and security.			X
b. Any related significant findings and recommendations of the independent public accountants and internal audit together with management's responses thereto.			X
17. Review the reports from management and the Chief Financial Officer of any significant changes to GAAP and/or MAP policies or standards.			X
18. Review with management and the public accounting firm at the completion of the annual audit:
a. The Company's annual financial statements and related footnotes.			X		X
b. The public accounting firm’s audit of the financial statements and its report thereon.			X		X
c. Any significant changes required in the public accounting firm’s audit plan.			X		X
d. Any serious difficulties or disputes with management encountered during the course of the audit.			X		X
e. Other matters related to the conduct of the audit which are to be communicated to the Committee under generally accepted auditing standards.			X		X
19. Review with management and the public accounting firm at least annually the Company’s critical accounting policies.			X		X
20. Review policies and procedures with respect to transactions between the Company and officers and directors, or affiliates of officers or directors, or transactions that are not a normal part of the Company’s business.				X
21. Consider and review with management and the Chief Financial Officer:
a. Significant findings during the year and management’s responses thereto.					X
b. Any difficulties encountered in the course of their audits, including any restrictions on the scope of their work or access to required information.					X
c. Any changes required in planned scope of their audit plan.					X
22. The Chairman of the Audit Committee will participate in a telephonic meeting among management and the public accounting firm prior to earnings release.	X	X	X	X
23. Review the periodic reports of the Company with management, the Chief Financial Officer and the public accounting firm prior to filing of the reports with the SEC.	X	X	X	X
24. In connection with each periodic report of the Company, review
a. Management’s disclosure to the Committee under Section 302 of the Sarbanes-Oxley Act.	X	X	X	X	X
b. The contents of the Chief Executive Officer and the Chief Financial Officer certificates to be filed under Sections 302 and 906 of the Act.	X	X	X	X	X
25. Review filings (including interim reporting) with the SEC and other published documents containing the Company’s financial statements and consider whether the information contained in these documents is consistent with the information contained in the financial statements before it is filed with the SEC or other regulators.					X

26. Monitor the appropriate standards adopted as a code of conduct for the Company.  Review with management the results of the review of the Company’s monitoring compliance with such standards and its compliance policies.

				X	X
27. Review legal and regulatory matters that may have a material impact on the financial statements, related Company compliance policies, and programs and reports received from regulators.					X
28. Meet with the public accounting firm in executive session to discuss any matters that the Committee or the public accounting firm believe should be discussed privately with the Audit Committee.	X	X	X	X
29. Meet with the Chief Financial Officer in executive sessions to discuss any matters that the Committee or the Chief Financial Officer believe should be discussed privately with the Audit Committee.		X		X
30. Meet with management in executive sessions to discuss any matters that the Committee or management believe should be discussed privately with the Audit Committee.

Reviewed, ratified and adopted by the Audit Committee and approved by the Board of Directors on April 20, 2007.

Audit Committee Members:

/s/ John W. Stump, III, Chairperson
/s/ Charles R. Zeller,
/s/ Thomas J. Craft, Jr.

APPENDIX B

CHARTER FOR THE NOMINATING AND GOVERNANCE COMMITTEE
OF THE BOARD OF DIRECTORS

This Charter identifies the purpose, composition, meeting requirements, committee responsibilities, annual evaluation procedures and investigations and studies of the Nominating and Governance Committee of the Board of Directors (the “Board”) of American International Industries, Inc., a Nevada corporation (the “Company”).

1. PURPOSE
The Nominating and Governance Committee is responsible for: (a) assisting the Board in determining the desired experience, mix of skills and other qualities to assure appropriate Board composition, taking into account the current Board members and the specific needs of the Company and the Board; (b) identifying highly qualified individuals meeting those criteria to serve on the Board; (c) proposing to the Board a slate of nominees for election by the shareholders at the Annual Meeting of Shareholders and prospective director candidates in the event of the resignation, death, removal or retirement of directors or a change in Board composition requirements; (d) reviewing candidates nominated by shareholders for election to the Board; (e) developing plans regarding the size and composition of the Board and its committees; (f) reviewing management succession plans; (g) developing and recommending to the Board a set of corporate governance principles applicable to the Company and reviewing established corporate governance guidelines of the Board at least annually and monitoring and making recommendations to the Board with respect to the corporate governance principles applicable to the Company; and (h) such other functions as the Board may from time to time assign to the Nominating and Governance Committee. In performing its duties, the Nominating and Governance Committee shall seek to maintain an effective working relationship with the Board and the Company’s management.

2. COMPOSITION
The Nominating and Governance Committee shall be composed of at least three, but not more than five, members (including a Chairperson), all of whom shall be “independent directors,” as such term is defined in the rules and regulations of the NASDAQ Stock Market. The members of the Nominating and Governance Committee and the Chairperson shall be selected annually by the Board and serve at the pleasure of the Board. A Nominating and Governance Committee member (including the Chairperson) may be removed at any time, with or without cause, by the Board. The Board may designate one or more independent directors as alternate members of the Nominating and Governance Committee, who may replace any absent or disqualified member or members at any meetings of the Nominating and Governance Committee. No person may be made a member of the Nominating and Governance Committee if his or her service on the Nominating and Governance Committee would violate any restriction on service imposed by any rule or regulation of the United States Securities and Exchange Commission or any securities exchange or market on which shares of the common stock of the Company are traded. The Nominating and Governance Committee shall have authority to delegate responsibilities listed herein to subcommittees of the Nominating and Governance Committee if the Nominating and Governance Committee determines such delegation would be in the best interest of the Company.

3. MEETING REQUIREMENTS
The Nominating and Governance Committee shall meet as necessary, but at least once each year, to enable it to fulfill its responsibilities. The Nominating and Governance Committee shall meet at the call of its Chairperson, preferably in conjunction with regular Board meetings. The Nominating and Governance Committee may meet by telephone conference call or by any other means permitted by law or the Company’s Bylaws. A majority of the members of the Nominating and Governance Committee shall constitute a quorum. The Nominating and Governance Committee shall act on the affirmative vote of a majority of members present at a meeting at which a quorum is present. Without a meeting, the Nominating and Governance Committee may act by unanimous written consent of all members. The Nominating and Governance Committee shall determine its own rules and procedures, including designation of a chairperson pro tempore, in the absence of the Chairperson, and designation of a secretary. The secretary need not be a member of the Nominating and Governance Committee and shall attend Nominating and Governance Committee meetings and prepare minutes. The Nominating and Governance Committee shall keep written minutes of its meetings, which shall be recorded or filed with the books and records of the Company. Any member of the Board shall be provided with copies of such Nominating and Governance Committee minutes if requested. The Nominating and Governance Committee may ask members of management or others whose advice and counsel are relevant to the issues then being considered by the Nominating and Governance Committee, to attend any meetings and to provide such pertinent information as the Nominating and Governance Committee may request. The Chairperson of the Nominating and Governance Committee shall be responsible for leadership of the Nominating and Governance Committee, including preparing the agenda, presiding over Nominating and Governance Committee meetings, making Nominating and Governance Committee assignments and reporting the Nominating and Governance Committee’s actions to the Board from time to time (but at least once each year) as requested by the Board.

4. COMMITTEE RESPONSIBILITIES
In carrying out its oversight responsibilities, the Nominating and Governance Committee’s policies and procedures should remain flexible to enable the Nominating and Governance Committee to react to changes in circumstances and conditions so as to ensure the Company remains in compliance with applicable legal and regulatory requirements. In addition to such other duties as the Board may from time to time assign, the Nominating and Governance Committee shall have the following responsibilities:

A. Board Candidates and Nominees
1. To propose to the Board a slate of nominees for election by the shareholders at the Annual Meeting of Shareholders and prospective director candidates in the event of the resignation, death, removal or retirement of directors or a change in Board composition requirements;
2. To periodically review and develop criteria for the selection of new directors and nominees for vacancies on the Board, including procedures for reviewing potential nominees proposed by shareholders, in accordance with the current criteria set out in EXHIBIT I to this Charter;
3. To review with the Board the desired experience, mix of skills and other qualities to assure appropriate Board composition, taking into account the current Board members and the specific needs of the Company and the Board, in accordance with the current criteria set out in Exhibit I to this Charter;
4. To conduct candidate searches, interview prospective candidates and conduct programs to introduce candidates to the Company, its management and operations, and confirm the appropriate level of interest of such candidates;
5. To recommend to the Board, with the input of the Chief Executive Officer, qualified candidates for the Board who bring the background, knowledge, experience, skill sets and expertise that would strengthen and increase the diversity of the Board;
6. To conduct appropriate inquiries into the background and qualifications of potential nominees;
7. To review the suitability for continued service as a director of each Board member when he or she has a significant change in status, such as an employment change, and recommending whether or not such director should be re-nominated;
8. To consider nominations of director candidates submitted by shareholders in accordance with the current criteria set out in Exhibit II to this Charter; and
9. To work with senior management to provide an orientation and continuing education program for directors. Notwithstanding the provisions set forth in this Section IV, if the Company is legally required by contract or otherwise to provide third parties with the ability to nominate directors (e.g., preferred stock rights to elect directors upon a dividend default, shareholder agreements and management agreements), the selection and nomination of such directors need not be subject to the Nominating and Governance Committee’s nominating and review process.
B. Board and Committees
1. To review periodically the size of the Board and recommend to the Board changes as appropriate;
2. To recommend to the Board policies pertaining to the roles, responsibilities, retirement age, tenure and removal of directors;
3. To assist the Board in determining and monitoring whether or not each director and prospective director is an “independent director” within the meaning of any rules and laws applicable to the Company;
4. To review and consider possible conflicts of interests that may arise between the Company and any director;
5. To review and monitor the size and composition of the Board to ensure that a majority of the directors are “independent directors” within the meaning of any rules and laws applicable to the Company;
6. To review and consider periodically the compensation and benefits of directors who are not employees of the Company and to recommend to the Nominating and Governance Committee or the Board, as applicable, any changes that the Nominating and Governance Committee deems appropriate;
7. To review periodically, with the participation of the Chief Executive Officer, all Board committees and recommend to the Board changes, as appropriate, in the number, responsibilities, membership and chairs of the committees; and
8. To recommend that the Board establish such special committees as may be necessary or appropriate to address ethical, legal or other matters that may arise.
C. Evaluations and Management Development 1. To develop and review periodically a process for and to assist the Board with conducting, not less frequently than biennially, an evaluation of the effectiveness of the Board as a whole;
2. To develop and review periodically a process for and to assist the Board with conducting, not less frequently than biennially, an evaluation of the Company’s management;
3. To review the Company’s management succession plans to help assure proper management planning; and
4. To review the Chief Executive Officer’s recommendations, and to make recommendations to the Board, as requested, for senior officer positions.
D. Corporate Governance
1. To review periodically and monitor the Company’s corporate governance guidelines to assure that they reflect best practices and are appropriate for the Company and to assist the Board in achieving such best practices; and
2. To periodically review and recommend changes to the Company’s Articles of Incorporation and Bylaws as they relate to corporate governance issues, including any modifications and enhancements to the Company’s takeover and structural defenses.

5. PERIODIC EVALUATION PROCEDURES
The Nominating and Governance Committee shall periodically assess its performance to confirm that it is meeting its responsibilities under this Charter. In this review, the Nominating and Governance Committee shall consider, among other things, (a) the appropriateness of the scope and content of this Charter, (b) the appropriateness of matters presented for information and approval, (c) the sufficiency of time for consideration of agenda items, (d) frequency and length of meetings and (e) the quality of written materials and presentations. The Nominating and Governance Committee may recommend to the Board such changes to this Charter as the Nominating and Governance Committee deems appropriate.

6. INVESTIGATIONS AND STUDIES
The Nominating and Governance Committee may conduct or authorize investigations into or studies of matters within the Nominating and Governance Committee’s scope of responsibilities as described herein, and may retain, at the expense of the Company, independent counsel or other consultants necessary to assist the Nominating and Governance Committee in any such investigations or studies, if authorized by the Board. The Nominating and Governance Committee shall have sole authority to retain and terminate any search firm to be used to identify director candidates, including the sole authority to negotiate and approve the fees and retention terms of such search firm.

7. MISCELLANEOUS
Nothing contained in this Charter is intended to expand applicable standards of liability under statutory or regulatory requirements for the directors of the Company or members of the Nominating and Governance Committee. The purposes and responsibilities outlined in this Charter are meant to serve as guidelines rather than as inflexible rules and the Nominating and Governance Committee is encouraged to adopt such additional procedures and standards as it deems necessary from time to time to fulfill its responsibilities. This Charter, and any amendments thereto, shall be displayed on the Company’s web site and a printed copy of such shall be made available to any shareholder of the Company who requests it.

Adopted by the Nominating and Governance Committee and approved by the Board of Directors on April 20, 2007.

Nominating and Governance Committee Members

/s/ Charles R. Zeller, Chairperson
/s/ Thomas J. Craft, Jr.
/s/ John W. Stump, III

EXHIBIT I TO THE CHARTER OF THE NOMINATING AND GOVERNANCE COMMITTEE OF THE BOARD OF DIRECTORS

Director Qualification Standards:

The Nominating and Governance Committee will review with the Board of Directors each year the personal characteristics and professional competencies required of Board Members so they will work together as a team to oversee the Company’s strategies and operations.
The Nominating and Governance Committee and the Board have determined that a director should have the following characteristics:
1. Ability to comprehend the strategic goals of the Company and to help guide the Company towards the accomplishment of those goals;
2. A history of conducting his/her personal and professional affairs with the utmost integrity and observing the highest standards of values, character and ethics;
3. Time availability for in-person or telephonic participation in Board or Nominating and Governance Committee meetings, as well as the Annual Meeting of Shareholders;
4. Willingness to demand that the Company’s officers and employees insist upon honest and ethical conduct throughout the Company;
5. Knowledge of, and experience with regard to at least some of: (a) real estate and corporate securities matters; (b) public company regulations imposed by the Securities and Exchange Commission and the NASDAQ Stock Exchange, among others; (c) the operations and business of the Company’s subsidiaries; (d) sound business practices; (e) accounting and financial reporting; and (f) one or more of the principal lines of business in which the Company is engaged; and,
6. Ability to satisfy criteria for independence established by the Securities and Exchange Commission and the NASDAQ Stock Exchange, as they may be amended from time to time.

EXHIBIT II TO THE CHARTER OF THE NOMINATING AND GOVERNANCE COMMITTEE OF THE BOARD OF DIRECTORS

Shareholder Nominations:

The Nominating and Governance Committee will consider any candidate recommended by a shareholder, provided that the shareholder mails a recommendation to the Company that contains the following:
1. The recommending shareholder’s name and contact information;
2. The candidate’s name and contact information;
3. A brief description of the candidate’s background and qualifications;
4. The reasons why the recommending shareholder believes the candidate would be well suited for the Board;
5. A statement by the candidate that the candidate is willing and able to serve on the Board;
6. A statement by the recommending shareholder that the candidate meets the criteria established by the Board; and,
7. A brief description of the recommending shareholder’s ownership of common stock of the Company and the term during which such shares have been held.

In making its determination whether to recommend that the Board nominate a candidate who had been recommended by a shareholder, the Nominating and Governance Committee will consider, among other things: (a) the appropriateness of adding another director to the Board, or of replacing a currently sitting director; and (b) the candidate’s background and qualifications. The Nominating and Governance Committee may conduct an independent investigation of the background and qualifications of a candidate recommended by a shareholder, and may request an interview with the candidate. The Nominating and Governance Committee will not determine whether to recommend that the Board nominate a candidate until the Nominating and Governance Committee completes what it believes to be a reasonable investigation, even if that delays the recommendation until after it is too late for the candidate to be nominated with regard to a particular meeting of stockholders. When the Nominating and Governance Committee determines not to recommend that the Board nominate a candidate, or the Board determines to nominate or not to nominate a candidate, the Nominating and Governance Committee will notify the recommending shareholder and the candidate of the determination. The decision by the Nominating and Governance Committee whether or not to recommend a nominee by a shareholder for election is entirely within the sole and unlimited discretion of the Nominating and Governance Committee.

APPENDIX C

CHARTER FOR THE COMPENSATION COMMITTEE
OF THE BOARD OF DIRECTORS

This Charter identifies the purpose, composition, meeting requirements, committee responsibilities, annual evaluation procedures and studies of the Compensation Committee of the Board of Directors (the “Board”) of American International Industries, Inc., a Nevada corporation (the “Company”).

I. PURPOSE
 The Compensation Committee has been established to: (a) review and approve the Company’s stated compensation philosophy, strategy and structure and assist the Board in ensuring that a proper system of long-term and short-term compensation is in place to provide performance-oriented incentives to management, and that compensation plans are appropriate and competitive and properly reflect the objectives and performance of management and the Company; (b) discharge the Board’s responsibilities relating to compensation of the executive officers of the Company and its subsidiaries; (c) evaluate the Company’s Chief Executive Officer and set his or her remuneration package; (d) evaluate the other executive officers of the Company and its subsidiaries and set their remuneration packages; (e) prepare an annual report on executive compensation for inclusion in the Company’s Proxy Statement; (f) make recommendations to the Board with respect to incentive-compensation plans and equity-based plans; and (g) perform such other functions as the Board may from time to time assign to the Compensation Committee. In performing its duties, the Compensation Committee shall seek to maintain an effective working relationship with the Board and the Company’s management.

II. COMPOSITION
The Compensation Committee shall be composed of at least three, but not more than five, members (including a Chairperson), all of whom shall be “independent directors,” as such term is defined in the rules and regulations of the NASDAQ Stock Market, Inc. (“NASDAQ”). The members of the Compensation Committee and the Chairperson shall be selected annually by the Board and serve at the pleasure of the Board. A Compensation Committee member (including the Chairperson) may be removed at any time, with or without cause, by the Board. The Board may designate one or more independent directors as alternate members of the Compensation Committee, who may replace any absent or disqualified member or members at any meetings of the Compensation Committee. No person may be made a member of the Compensation Committee if his or her service on the Compensation Committee would violate any restriction on service imposed by any rule or regulation of the United States Securities and Exchange Commission or NASDAQ. The Compensation Committee shall have authority to delegate responsibilities listed herein to subcommittees of the Compensation Committee if the Compensation Committee determines such delegation would be in the best interest of the Company.

III. MEETING REQUIREMENTS
The Compensation Committee shall meet as necessary, but at least once each year, to enable it to fulfill its responsibilities. The Compensation Committee shall meet at the call of its Chairperson, preferably in conjunction with regular Board meetings. The Compensation Committee may meet by telephone conference call or by any other means permitted by law or the Company’s Bylaws. A majority of the members of the Compensation Committee shall constitute a quorum. The Compensation Committee shall act on the affirmative vote of a majority of members present at a meeting at which a quorum is present. Without a meeting, the Compensation Committee may act by unanimous written consent of all members. The Compensation Committee shall determine its own rules and procedures, including designation of a chairperson pro tempore, in the absence of the Chairperson, and designation of a secretary. The secretary need not be a member of the Compensation Committee and shall attend Compensation Committee meetings and prepare minutes. The Compensation Committee shall keep written minutes of its meetings, which shall be recorded or filed with the books and records of the Company. Any member of the Board shall be provided with copies of such Compensation Committee minutes if requested. The Compensation Committee may ask members of management or others whose advice and counsel are relevant to the issues then being considered by the Compensation Committee, to attend any meetings and to provide such pertinent information as the Compensation Committee may request. The Chairperson of the Compensation Committee shall be responsible for leadership of the Compensation Committee, including preparing the agenda, presiding over Compensation Committee meetings, making Compensation Committee assignments and reporting the Compensation Committee’s actions to the Board from time to time (but at least once each year) as requested by the Board.

IV. COMMITTEE RESPONSIBILITIES
In carrying out its oversight responsibilities, the Compensation Committee’s policies and procedures should remain flexible to enable the Compensation Committee to react to changes in circumstances and conditions so as to ensure the Company remains in compliance with applicable legal and regulatory requirements. The Compensation Committee shall have responsibility for oversight of the determination, implementation and administration of remuneration, including compensation, benefits and perquisites, of all executive officers and other members of senior management of the Company and its subsidiaries whose remuneration is the responsibility of the Board or whose remuneration the Chief Executive Officer requests the Compensation Committee to review and affirm. Such responsibility includes the following:
A. Chief Executive Officer Compensation and Evaluation
1. To (a) review and approve goals and objectives relevant to the Chief Executive Officer’s compensation package, (b) establish a procedure for evaluating the Chief Executive Officer’s performance, (c) annually evaluate such performance in light of the goals and objectives established and (d) have the Compensation Committee Chairperson review, after completion of the annual evaluation, with the Chief Executive Officer the results of the Compensation Committee’s evaluation of the Chief Executive Officer’s performance; and
2. To review, at least annually, and set the base salary and annual and long-term incentive compensation of the Chief Executive Officer, after taking into account the annual evaluation of the Chief Executive Officer referred to in the preceding paragraph. In discharging the responsibilities set forth under this Section IV.A, the Compensation Committee may consider (as appropriate and as contemplated by Company policies, plans and programs) individual, team, business unit, regional and Company-wide performance and results against applicable pre-established annual and long-term performance goals, taking into account shareholder return, economic and business conditions, experience and leadership skills, length of time the executive has been in the position, remuneration given to the Chief Executive Officer in the past and comparative and competitive compensation and benefit performance levels. The Compensation Committee shall not be precluded from approving compensation awards (with the Board’s ratification) as may be required to comply with applicable tax laws (e.g., IRS Rule 162(m)).
B. Other Executive Officers Compensation and Evaluations
1. To (a) review and approve goals and objectives relevant to the other executive officers’ compensation packages, (b) establish a procedure for evaluating the such executive officers’ performance, (c) annually evaluate such performance in light of the goals and objectives established and (d) have the Compensation Committee Chairperson review, after completion of the annual evaluation, with each executive officer the results of the Compensation Committee’s evaluation of such executive officer’s performance; and
2. To review, at least annually, and set the base salary and annual and long-term incentive compensation of the executive officers, after taking into account the annual evaluation of each executive officer referred to in the preceding paragraph. In discharging the responsibilities set forth under this Section IV.B, the Compensation Committee may consider (as appropriate and as contemplated by Company policies, plans and programs) individual, team, business unit, regional and Company-wide performance and results against applicable pre-established annual and long-term performance goals, taking into account shareholder return, economic and business conditions, leadership potential, length of time the executive has been in the position, remuneration given to each executive officer in the past and comparative and competitive compensation and benefit performance levels. The Compensation Committee shall not be precluded from approving compensation awards (with the Board’s ratification) as may be required to comply with applicable tax laws (e.g., IRS Rule 162(m)).
C. Incentive-Compensation and Equity-Based Plans
1. To review and to make periodic recommendations to the Board as to the general compensation and benefits policies and practices of the Company, including incentive-compensation plans and equity-based plans;
2. To review and adopt, and to recommend to the Board (and for shareholder approval where required by applicable law, the Certificate of Incorporation, Bylaws or the Board’s compensation and benefits policies, plans and programs and amendments thereto, determining eligible employees and the type, amount and timing of such compensation and benefits; and
3. To oversee the administration of such policies, plans and programs and, on an ongoing basis to monitor them to assure that they remain competitive and within the Board’s compensation objectives for executive officers and other members of senior management.
D. Other Duties
1. To prepare an annual executive compensation report for the shareholders of the Company in accordance with the rules and regulations of the United States Securities and Exchange Commission;
2. To review and approve the Company’s stated compensation philosophy, strategy and structure.
3. To review and consider recommendations from the Compensation Committee with respect to the compensation and benefits of directors who are not employees of the Company and to recommend any changes to the Board that the Compensation Committee deems appropriate; and
4. To perform such other duties as the Board may assign to the Compensation Committee.

V. ANNUAL EVALUATION PROCEDURES
The Compensation Committee shall annually assess its performance to confirm that it is meeting its responsibilities under this Charter. In this review, the Compensation Committee shall consider, among other things, (a) the appropriateness of the scope and content of this Charter, (b) the appropriateness of matters presented for information and approval, (c) the sufficiency of time for consideration of agenda items, (d) frequency and length of meetings and (e) the quality of written materials and presentations. The Compensation Committee may recommend to the Board such changes to this Charter as the Compensation Committee deems appropriate.

VI. STUDIES
The Compensation Committee may conduct or authorize studies of matters within the Compensation Committee’s scope of responsibilities as described above, and may retain, at the expense of the Company, independent counsel or other consultants necessary to assist the Compensation Committee in any such studies, if authorized by the Board. The Compensation Committee shall have sole authority to retain and terminate any compensation consultant to be used to survey the compensation practices in the Company’s industry and to provide advice so that the Company can maintain its competitive ability to recruit and retain highly qualified personnel. The Compensation Committee shall have the sole authority to negotiate and approve the fees and retention terms of any compensation consultant retained.

VII. MISCELLANEOUS
Nothing contained in this Charter is intended to expand applicable standards of liability under statutory or regulatory requirements for the directors of the Company or members of the Compensation Committee. The purposes and responsibilities outlined in this Charter are meant to serve as guidelines rather than as inflexible rules and the Compensation Committee is encouraged to adopt such additional procedures and standards as it deems necessary from time to time to fulfill its responsibilities. This Charter, and any amendments thereto, shall be displayed on the Company’s web site and a printed copy of such shall be made available to any shareholder of the Company who requests it.

Reviewed and adopted by the Compensation Committee and approved by the Board of Directors on April 20, 2007.

Compensation Committee Members:

/s/ Charles R. Zeller, Chairperson
/s/ Thomas J. Craft, Jr.
/s/ John W. Stump, III

ADMISSION TICKET - RETAIN FOR ADMITTANCE

THE PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
AMERICAN INTERNATIONAL INDUSTRIES, INC.

601 Cien Street

Suite 235

Kemah. TX 77565-3077

(281) 334-9479

PROXY FOR 2007 ANNUAL MEETING OF SHAREHOLDERS, JUNE 21, 2007

The undersigned shareholder(s) of American International Industries, Inc., a Nevada corporation, hereby revokes all previous proxies, acknowledges receipt of the Notice of Annual Meeting of Shareholders and Proxy Statement, mailed to shareholders of record on May 18, 2007, and hereby appoints Daniel Dror and Rebekah Laird Ruthstrom, and each of them, the Proxies and Attorneys in Fact of the undersigned, with full power of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the 2007 Annual Meeting of Shareholders of American International Industries, Inc. to be held on June 21, 2007 at 10:00 a.m., local time, at The Houston Club, 811 Rusk, Houston, Texas 77002, and at any adjournment or postponement thereof, and to vote all shares of common stock which the undersigned would be entitled to vote if personally present on any of the following matters and with discretionary authority as to any and all other matters that may properly come before the meeting.

Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

Vote by Internet or Telephone or Mail

24 Hours a Day, 7 Days a Week

Internet and telephone voting is available through 11:59 PM Eastern Time the day prior to the date of the Meeting.

Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

Internet http://www.proxyvote.com Use the Internet to vote your proxy. Have your proxy card in hand when you access the web site.	OR	Telephone 1-800-690-**** Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call.	OR	Mail Mark, sign and date your proxy card and return it in the enclosed postage-paid envelope

If you vote your proxy by Internet or by telephone,

you do NOT need to mail back your proxy card.

YOUR VOTE IS IMPORTANT.

(Continued and to be signed on the reverse side)

ANNUAL MEETING OF SHAREHOLDERS OF

AMERICAN INTERNATIONAL INDUSTRIES, INC.

JUNE 21, 2007

Please date, sign and mail

your proxy card in the

envelope provided as soon

as possible.

Please detach along perforated line and mail in the envelope provided

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL 1. THE ELECTION OF DIRECTORS AND

"FOR"PROPOSAL 2. THE RATIFICATION OF THE APPOINTMENT OF GLO CPAs, LLP AS INDEPENDENT AUDITORS FOR 2007

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS
SHOWN HERE: [ x ]

1.	Election of Directors. To elect five (5) directors to serve until the next Annual Meeting of Shareholders or until their successors are duly elected and qualified.

NOMINEES
[ ]	FOR ALL NOMINEES	[ ]	Daniel Dror
		[ ]	Charles R. Zeller
[ ]	WITHHOLD AUTHORITY FOR ALL NOMINEES	[ ]	Robert W. Derrick, Jr.
		[ ]	Thomas J. Craft, Jr.
[ ]	FOR ALL EXCEPT	[ ]	John W. Stump, III
(See instructions below))

INSTRUCTIONS:To withhold authority to vote for any individual nominee(s), mark "FOR ALL EXCEPT" and fill in the [ ] next to each nominee you wish to withhold, as shown here: [ x ]

2.	Approval of GLO CPAs, LLP, as independent auditors for 2007	FOR	AGAINST	ABSTAIN
		[ ]	[ ]	[ ]

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE. IF NO SPECIFICATION IS MADE, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED FOR EACH OF THE ABOVE PERSONS AND PROPOSALS, AND FOR SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING AS THE BOARD OF DIRECTORS MAY RECOMMEND OR, IN THE ABSENCE OF A RECOMMENDATION, AS THE PROXY HOLDERS DEEM ADVISABLE.

TO ENSURE YOUR REPRESENTATION AT THE ANNUAL MEETING, PLEASE MARK, SIGN AND DATE THIS PROXY AND RETURN IT AS PROMPTLY AS POSSIBLE

Please check, if you intend to attent the Annual Meeting of Shareholders [  ]

Signature of Shareholder: _______________________ Date: _____________

Signature of Shareholder: _______________________ Date: _____________

New Address: ________________________________________________________________________-

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.